File No. 33-11351
                                               Rule 497(e)

                 STEIN ROE INVESTMENT TRUST

            Supplement to Feb. 1, 1999 Prospectus
                _______________________________


STEIN ROE SPECIAL FUND

Effective May 6, 1999, the name of Stein Roe Special Fund is changed to Stein Roe Disciplined Stock Fund. The Fund's principal investment strategy is changed to the following:

Principal Investment Strategy   Disciplined Stock Fund invests all
of its assets in SR&F Disciplined Stock Portfolio as part of a master fund/feeder fund structure. Under normal market circumstances, Disciplined Stock Portfolio will invest primarily in common stocks of midcapitalization companies. The Portfolio may also invest in companies having large-market capitalizations. The Portfolio may invest up to 25 percent of its assets in foreign stocks. The portfolio will be "blend" in nature, meaning that the manager will exercise latitude in investing in the stocks of companies that have "growth" and/or "value" characteristics. The portfolio manager will generally avoid growth stocks with very high relative price/earnings ratios and growth rates. These strategies reflect the Fund's more conservative posture than a fund investing only in growth stocks. In selecting stocks with value characteristics, the portfolio manager will look for companies that are undervalued and are perhaps growing more slowly, but whose valuation may be attractive based on factors such as an improved earnings outlook, increasing free cash flow, new product initiatives or changes in management.

The first paragraph on page 30 of the prospectus, describing principal investment risks, is changed to read as follows:

Investments in stocks of midsized companies can be riskier than investments in larger companies. Midsized companies often have limited product lines, operating histories, markets, or financial resources. They may depend heavily on a smaller management group than larger companies. Midsized companies may trade less frequently, in smaller volumes, and fluctuate more sharply in price than larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Effective May 6, 1999, the portfolio manager of Stein Roe Disciplined Stock Fund and SR&F Disciplined Stock Portfolio is Daniel K. Cantor. Mr. Cantor has also been portfolio manager of SR&F Growth & Income Portfolio since its inception in 1997 and manager of Stein Roe Growth & Income Fund since 1995. He joined Stein Roe in 1985 as an equity analyst and served as an advisor to Stein Roe Private Capital Management from 1992 to 1995. Mr. Cantor was a co-manager of Stein Roe Young Investor Fund from 1994 to 1995. Mr. Cantor is a senior vice president of Stein Roe. A chartered financial analyst, he received a B.A. degree from the University of Rochester and an M.B.A. degree from the Wharton School of the University of Pennsylvania.

Prior to Mr. Cantor becoming portfolio manager, the Fund generally purchased stocks of companies that the portfolio manager believed were undervalued, underfollowed or out of favor. Mr. Cantor will implement the Fund's revised principal investment strategy as soon as is practicable in the ordinary course of managing the Fund's investment portfolio.

STEIN ROE GROWTH OPPORTUNITIES FUND

Effective May 6, 1999, the name of Stein Roe Growth Opportunities
Fund is changed to Stein Roe Midcap Growth Fund. The Fund's principal investment strategy is changed to the following:

Principal Investment Strategy   Under normal market conditions,
the Fund invests at least 65 percent of its assets in common stocks of midcap companies that the portfolio managers believe have long-term growth potential. The Fund may also invest in small- and large-capitalization companies. The Fund may invest up to 25 percent of its assets in foreign stocks. To select investments for the Fund, the portfolio managers consider midcap companies that show the potential to generate and sustain long-term earnings growth at above-average rates. The portfolio managers select companies based on their view of long-term rather than short-term earnings growth prospects.

Prior to this change, the Fund invested in common stocks of large- , mid- and small capitalization companies without any predetermined emphasis on any single capitalization category. The Fund's portfolio managers will implement the Fund's revised principal investment strategy as soon as is practicable in the ordinary course of managing the Fund's investment portfolio.

               This Supplement is Dated May 21, 1999